UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2008

DISCOVERY TECHNOLOGIES, INC.

(Exact name of Registrant as specified in charter)

Nevada	000-18606	36-3526027
(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification Number)

3rd Floor, Borough A, Block A. No.181, South Taibai Road, Xian, Shaanxi
Province, People’s Republic of China 710065
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:	(011)-86-29-88266386

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 28, 2008, the Board of Directors of Discovery Technologies, Inc. (the “Company”) approved the termination of Schumacher & Associates, Inc. (“Schumacher”) as our independent certified public accounting firm.

Concurrent with this action, our Board of Directors appointed Kabani & Company, Inc. (“Kabani”) as our new independent certified public accounting firm. Kabani is located at 6033 West Century Blvd., Suite 810, Los Angeles, CA 90045, and has been auditing the financial statements of Green Agriculture Holding Corporation (“Green”) and its wholly owned subsidiary Shaanxi TechTeam Jinong Humic Acid Product Co., Ltd. (“TechTeam”). Accordingly, management elected to continue this existing relationship with Kabani and engage it as the Company’s independent auditors.

Our financial statements for the years ended June 30, 2007 and 2006 were audited by Schumacher. Schumacher’s reports on our financial statements for the two most recent fiscal years did not contain an adverse opinion, a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except for the addition of an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the years ended June 30, 2007 and 2006, the interim period ended September 30, 2007, and through the date of discontinuance of Schumacher’s engagement as the Company’s independent accountant, there were no disagreements with Schumacher on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Schumacher, would have caused it to make reference to the subject matter of the disagreement in its reports on our financial statements for such periods.

The Company has provided Schumacher with a copy of this Form 8-K prior to its filing with the SEC and requested them to furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16.1 is a copy of Schumacher’s letter to the SEC, dated January 29, 2008.

During the period the Company engaged Schumacher, neither the Company nor anyone on the Company's behalf consulted with Kabani regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event.

The Company has authorized Schumacher to respond fully to all inquiries of Kabani.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

The following are filed as exhibits to this report:

Exhibit No.	Description
Exhibit 16.1	Letter dated January 29, 2008 from Schumacher & Associates, Inc., to the Securities Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2008

DISCOVERY TECHNOLOGIES, INC. (Registrant)

	By:	/s/ Tao Li
Tao Li, President and Chief Executive Officer